                        FORM OF COMMON STOCK CERTIFICATE

                                                                     Exhibit 4.1

[LOGO]
NUMBER
SHARES
SC-
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CUSIP _________________
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
ALLIANCE FIBER OPTIC PRODUCTS, INC.
is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE OF ALLIANCE FIBER OPTIC PRODUCTS, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
[John M. Harland]
CHIEF FINANCIAL OFFICER
[SEAL]
[Peter C. Chang]
CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
____________________
____________________
AND REGISTRAR
BY
AUTHORIZED SIGNATURE

ALLIANCE FIBER OPTIC PRODUCTS, INC.
A statement of all of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established by the Certificate of Incorporation, as amended, may be obtained by any stockholder upon request and without charge from the principal office of the Corporation.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM- as tenants in common
TEN ENT- as tenants by the entireties
JT TEN- as joint tenants with right
of survivorship and not as
tenants in common
UNIF GIFT MIN ACT- ______ Custodian ______
(Cust)  (Minor)
under Uniform Gifts to Minors
Act ______
(State)
UNIF TRF MIN ACT- ______ Custodian (until age ______ )
(Cust)
______ under Uniform Transfers
(Minor)
to Minors Act ______
(State)
Additional abbreviations may also be used though not in the above list.

ASSIGNMENT
For Value Received ______ hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S) of the Shares of capital stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint ______ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
Dated
NOTE: The signature to this assignment must correspond with the names as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.
Signature must be guaranteed.
Signature(s) Guaranteed:
By
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.